                              Financial Statements
                                (Statutory Basis)

                             National Integrity Life
                                Insurance Company

                     YEARS ENDED DECEMBER 31, 1999 AND 1998
                       WITH REPORT OF INDEPENDENT AUDITORS

                    National Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)

                     Years Ended December 31, 1999 and 1998




                                    CONTENTS

Report of Independent Auditors.........................................1

Audited Financial Statements

Balance Sheets (Statutory Basis).......................................2
Statements of Income (Statutory Basis).................................4
Statements of Changes in Capital and Surplus (Statutory Basis).........5
Statements of Cash Flows (Statutory Basis).............................6
Notes to Financial Statements (Statutory Basis)........................8

                         Report of Independent Auditors

Board of Directors
National Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of National Integrity Life Insurance Company as of December 31, 1999 and 1998, and the related statutory basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of National Integrity Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Integrity Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the New York Insurance Department.


                                                    /s/ Ernst & Young LLP
Louisville, Kentucky
March 31, 2000

                   National Integrity Life Insurance Company

                        Balance sheets (Statutory Basis)

                                                     DECEMBER 31,
                                                1999               1998
                                          -------------------------------
                                                   (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
    Bonds                                   $  345,374        $  360,012
    Preferred stocks                             9,740             9,740
    Mortgage loans                               2,350             2,835
    Policy loans                                29,246            26,695
    Cash and short-term investments            110,583            78,883
    Receivable for securities                    1,826                 -
    Federal income tax recoverable               2,769                 -
    Other invested assets                        3,776             3,786
                                          -------------------------------
Total cash and invested assets                 505,664           481,951

Separate account assets                        841,835           771,953
Accrued investment income                        9,618             5,062
Other admitted assets                               71               718



                                          -------------------------------
Total admitted assets                      $ 1,357,188       $ 1,259,684
                                          ===============================



                                                                      DECEMBER 31,
                                                                1999               1998
                                                            -----------------------------------
                                                                     (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                                  $  460,159         $  437,286
      Unpaid claims                                                      50                 50
      Deposits on policies to be issued                               1,067              1,243
                                                            -----------------------------------
    Total policy and contract liabilities                           461,276            438,579

    Separate account liabilities                                    841,835            771,953
    Accounts payable and accrued expenses                               339                 13
    Transfers to separate accounts due or (accrued), net            (14,732)           (27,297)
    Reinsurance balances payable                                        334                207
    Federal income taxes                                                  -              1,005
    Asset valuation reserve                                           3,526              3,204
    Interest maintenance reserve                                      7,884              8,443
    Other liabilities                                                 1,547              4,074
                                                            -----------------------------------
Total liabilities                                                 1,302,009          1,200,181

Capital and surplus:
    Common stock, $10 par value, 200,000 shares
      authorized, issued, and outstanding                             2,000              2,000
    Paid-in surplus                                                  59,244             59,244
    Special surplus funds                                                 -                750
    Unassigned surplus (deficit)                                     (6,065)            (2,491)
                                                            -----------------------------------
Total capital and surplus                                            55,179             59,503
                                                            -----------------------------------
Total liabilities and capital and surplus                       $ 1,357,188        $ 1,259,684
                                                            ===================================


SEE ACCOMPANYING NOTES.

                    National Integrity Life Insurance Company

                     Statements of Income (Statutory Basis)

                                                                       YEAR ENDED DECEMBER 31,
                                                                       1999               1998
                                                                           (IN THOUSANDS)
                                                                   -----------------------------------
Premiums and other revenues:
    Premiums and annuity considerations                                 $   13,615         $   13,496
    Deposit-type funds                                                     137,690            196,927
    Net investment income                                                   39,019             36,077
    Amortization of the interest maintenance reserve                         1,127              1,478
    Income from Separate Account Seed Money Investment                      14,800                  -
    Reserve adjustments on reinsurance ceded                                78,722                  -
    Other revenues                                                          16,400              8,331
                                                                    -----------------------------------
Total premiums and other revenues                                          301,373            256,309

Benefits paid or provided:
    Death benefits                                                             961              4,098
    Annuity benefits                                                        20,560             16,475
    Surrender benefits                                                     221,211            142,420
    Payments on supplementary contracts                                      1,812              1,637
    Increase (decrease) in insurance and annuity reserves                   22,961             (9,247)
    Other benefits                                                              93                101
                                                                    -----------------------------------
Total benefits paid or provided                                            267,598            155,484

Insurance and other expenses:
    Commissions                                                             17,791              8,904
    General expenses                                                         7,393             14,876
    Taxes, licenses and fees                                                   795                228
    Net transfers to separate accounts                                         213             63,171
    Other expenses                                                             643              3,871
                                                                    -----------------------------------
Total insurance and other expenses                                          26,835             91,050
                                                                    -----------------------------------
Gain from operations before federal income taxes
    and net realized capital gains (losses)                                  6,940              9,775
Federal income tax expense (benefit)                                        (5,113)                31
Gain from operations before net realized                            -----------------------------------
    capital gains (losses)                                                  12,053              9,744

Net realized capital gains (losses), excluding realized
    capital gains (losses) net of tax transferred to the
    interest maintenance reserve (1999-$567; 1998-$2,681)                   (1,255)               147
                                                                    -----------------------------------
Net income                                                              $   10,798          $   9,891
                                                                    ===================================



SEE ACCOMPANYING NOTES.

                    National Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 1999 and 1998



                                                                         SPECIAL         UNASSIGNED        TOTAL
                                             COMMON      PAID-IN         SURPLUS           SURPLUS       CAPITAL AND
                                              STOCK      SURPLUS          FUNDS           (DEFICIT)        SURPLUS
                                         --------------------------------------------------------------------------
                                                                      (IN THOUSANDS)

Balance, January 1, 1998                  $   2,000     $  59,244      $    750       $   (7,977)      $  54,017
Net income                                                                                 9,891           9,891
Increase in asse
    valuation reserve                                                                     (1,634)         (1,634)
Dividend to shareholder                                                                   (2,771)         (2,771)
                                         -------------------------------------------------------------------------
Balance, December 31, 1998                    2,000        59,244           750           (2,491)         59,503


Net income                                                                                10,798          10,798
Increase in asset
    valuation reserve                                                                       (322)           (322)
Release of Special Surplus Funds                                           (750)             750
Change in surplus in
    separate accounts                                                                    (14,800)        (14,800)
                                         -------------------------------------------------------------------------
Balance, December 31, 1999                $   2,000     $  59,244      $      -       $   (6,065)      $  55,179
                                         ==========================================================================


SEE ACCOMPANYING NOTES.

                    National Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)

                                                                                YEAR ENDED DECEMBER 31,
                                                                                1999               1998
                                                                          -------------------------------------
                                                                                     (IN THOUSANDS)
OPERATIONS:
    Premiums, policy proceeds, and other
      considerations received                                                    $  151,305         $  210,424
    Net investment income received                                                   33,836             36,344
    Commission and expense allowances received on
      reinsurance ceded                                                              83,164                  8
    Benefits paid                                                                  (244,637)          (164,730)
    Insurance expenses paid                                                         (25,653)           (24,148)
    Other income received net of other expenses paid                                 11,458              4,368
    Net transfers from (to) separate accounts                                        12,352            (66,100)
    Federal income taxes recovered (paid)                                             2,441             (4,670)
                                                                          -------------------------------------
Net cash used in operations                                                          24,266             (8,504)

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments
    of investments:
      Bonds                                                                          95,849            291,759
      Preferred stocks                                                                    -             38,672
      Mortgage loans                                                                    485                407
      Other invested assets                                                               -                  8
      Net gains on cash and short-term investments                                        8                 64
Total investment proceeds                                                            96,342            330,910
Taxes paid on capital gains                                                          (1,407)            (1,407)
                                                                          -------------------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                                   94,935            329,503
Cost of investments acquired:
    Bonds                                                                            80,974            232,584
    Preferred stocks                                                                      -             26,322
                                                                          -------------------------------------
Total cost of investments acquired                                                   80,974            258,906
Net increase in policy loans and premium notes                                        2,551                299
                                                                          -------------------------------------
Net cash provided by investment activities                                           11,410             70,298

                    National Integrity Life Insurance Company

                                                             YEAR ENDED DECEMBER 31,
                                                             1999               1998
                                                        ----------------------------------
                                                                (IN THOUSANDS)
FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
    Other sources                                                2,311          8,644
                                                        ------------------------------
Total other cash provided                                        2,311          8,644
                                                        ------------------------------
Other cash applied:
    Dividends to shareholder                                         -          2,771
    Other applications, net                                      6,286            862
                                                        ------------------------------
Total other cash applied                                         6,286          3,633
                                                        ------------------------------
Net cash provided by (used in) financing and
    miscellaneous activities                                    (3,975)         5,011
                                                        ------------------------------

Net increase in cash and short-term investments                 31,701         66,805
Cash and short-term investments at beginning of year            78,883         12,078
                                                        ------------------------------
Cash and short-term investments at end of year              $  110,584      $  78,883
                                                        ==============================

SEE ACCOMPANYING NOTES.

                    National Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                                December 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

National Integrity Life Insurance Company (the "Company") is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") which is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). The Company is domiciled in the state of New York. The Company, currently licensed in eight states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed

                    National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

POLICY ACQUISITION COSTS

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of gross profits over the estimated term of the underlying policies.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS AND BENEFITS

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

STATEMENT OF CASH FLOWS

Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                                               1999              1998
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Net income as reported in the accompanying statutory
  basis financial statements                                            $        10,798     $      9,891

Deferred policy acquisition costs, net of amortization                            4,073            9,940
Adjustments to customer deposits                                                 (2,613)          (4,560)
Adjustments to invested asset carrying values at
  acquisition date                                                                   19              (32)
Amortization of value of insurance in force                                        (831)            (539)
Amortization of interest maintenance reserve                                     (1,127)          (1,478)
Adjustments for realized investment gains (losses)                               (1,106)           3,646
Adjustments for federal income tax expense                                       (8,084)          (5,200)
Other                                                                            (2,629)            (107)
                                                                       ------------------------------------

Net income (loss), GAAP basis                                          $         (1,500)   $      11,561
                                                                       ====================================

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)


                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  1999              1998
                                                                          ------------------------------------
                                                                                    (IN THOUSANDS)
   Capital and surplus as reported in the accompanying statutory basis
      financial statements                                                      $   55,179    $      59,503
   Adjustments to customer deposits                                                (28,245)         (37,356)
   Adjustments to invested asset carrying values at
     acquisition date                                                               (1,231)              77
   Asset valuation reserve and interest maintenance reserve                         11,410           11,646
   Value of insurance in force                                                       3,702            4,159
   Deferred policy acquisition costs                                                48,063           43,497
   Net unrealized gains (losses) on available-for-sale securities
                                                                                   (48,105)          (7,076)
   Other                                                                            (5,378)           3,474
                                                                          ------------------------------------

   Shareholder's equity, GAAP basis                                               $ 35,395    $      77,924
                                                                          ====================================


Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

     Preferred stocks are reported at cost.

     Short-term investments include investments with maturities of less than one year at the date of acquisition.

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the average cost method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the New York Insurance Department. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity

                   National Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

involving cashflows, such as premiums and benefits, are reported in the accompanying financial statements of income in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. In 1998, the NAIC adopted codified statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification

                   National Integrity Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES (CONTINUED)

becomes effective for the Company, New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results to the Insurance Department. At this time it is unclear whether New York will adopt Codification. The Company is monitoring developments related to codification and assessing the potential effects any changes would have on the Company's statutory basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                               COST OR             GROSS            GROSS
                                              AMORTIZED          UNREALIZED       UNREALIZED
                                                COST               GAINS            LOSSES         FAIR VALUE
                                         -----------------------------------------------------------------------
                                                                   (IN THOUSANDS)
At December 31, 1999:
 Mortgage-backed securities                $     120,317       $         8      $         4      $     120,321
 Corporate securities                            182,138                15           11,959            170,194
 Asset-backed securities                          22,877                 -                -             22,877
 U.S. Treasury securities and
  obligations of U.S. government
  agencies                                         3,229                 1              199              3,031
 Foreign governments                              16,813                94            1,886             15,021
                                         -----------------------------------------------------------------------
Total bonds                               $      345,374               118           14,048            331,444
                                         =======================================================================
At December 31, 1998:
 Mortgage-backed securities               $      184,619       $         -      $         -      $     184,619
 Corporate securities                            129,725             3,426            7,681            125,470
 Asset-backed securities                          26,483                 -                -             26,483
 U.S. Treasury securities and
  obligations of U.S. government
  agencies                                         2,489                112               -              2,601
 Foreign governments                              16,696                  -           2,471             14,225
                                         -----------------------------------------------------------------------
 Total bonds                              $      360,012       $      3,538     $    10,152      $     353,398
                                         =======================================================================

                   National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1999 and 1998, the fair value of investments in bonds includes $242.4 million and $256.2 million, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                              COST OR
                                          AMORTIZED COST      FAIR VALUE
                                         ------------------------------------
                                                   (IN THOUSANDS)
Years to maturity:
   One or less                             $   1,068         $   1,062
   After one through five                     37,355            37,161
   After five through ten                     24,019            22,460
   After ten                                 139,738           127,563
   Asset-backed securities                    22,877            22,877
   Mortgage-backed securities                120,317           120,321
                                         ------------------------------------

Total                                      $ 345,374         $ 331,444
                                         ====================================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1999 and 1998 were $40.7 million and $262.0 million; gross gains of $1.4 million and $5.6 million, and gross losses of $2.8 million and $1.4 million were realized on those sales, respectively.

                   National Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

At December 31, 1999 and 1998, bonds with an admitted asset value of $1,220,000 and $1,218,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company has made no new investments in mortgage loans since 1988. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 1999, the Company held no mortgages with interest more than one year past due. During 1999, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

Major categories of the Company's net investment income are summarized as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                      1999              1998
                                                ------------------------------------
                                                          (IN THOUSANDS)
Income:
   Bonds                                             $ 29,956          $ 31,054
   Preferred stocks                                       796             1,328
   Mortgage loans                                         219               245
   Policy loans                                         2,238             2,014
   Cash and short-term investments                      6,218             2,147
   Other                                                  320               279
                                                ------------------------------------
Total investment income                                39,747            37,067

Investment expenses                                      (725)             (656)
Interest expense on repurchase agreements                  (3)             (334)
                                                ------------------------------------
Net investment income                                $ 39,019          $ 36,077
                                                ====================================

                   National Integrity Life Insurance Company

4. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements' substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                                             1999              1998
                                                                       -------------------------------------
                                                                                  (IN THOUSANDS)
Direct premiums and amounts assessed against
 policyholders                                                              $229,228    $      199,389
Reinsurance assumed                                                           10,640            11,757
Reinsurance ceded                                                            (88,563)             (723)
                                                                       -------------------------------------
Net premiums, annuity considerations and deposit-
 type funds                                                                 $151,305    $      210,423
                                                                       =====================================


5. FEDERAL INCOME TAXES

The Company files a consolidated return with Integrity. The method of allocation between the companies is based on separate return calculations with current benefit taken for the use of the Company's losses and credits in the consolidated return.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

                  National Integrity Life Insurance Company

6. SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance laws, the Company may pay dividends only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of the Company does not warrant such distribution.

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1999 and 1998, the adjusted capital and surplus of the Company is in excess of the minimum level of RBC that would require regulatory response.

                  National Integrity Life Insurance Company

7. ANNUITY RESERVES

At December 31, 1999 and 1998, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                    Amount          Percent
                                                                               ---------------------------------
                                                                                        (IN THOUSANDS)
At December 31, 1999:
  Subject of discretionary withdrawal (with adjustment):
    With market value adjustment                                                  $ 209,485           17.3%
    At book value less surrender charge of 5% or more                               156,431           12.9%
                                                                                                ----------------
    At market value                                                                 617,377           50.9%
                                                                               -----------------
  Total with adjustment or at market value                                          983,293           81.1%
  Subject to discretionary withdrawal (without adjustment)
   at book value less surrender charge of 5% or more                                166,356           13.7%
  Not subject to discretionary withdrawal                                            62,646            5.2%
                                                                               ---------------------------------
  Total annuity reserves and deposit fund liabilities
   (before reinsurance)                                                           1,212,295
  Less reinsurance ceded                                                              3,772
                                                                               -----------------
Net annuity reserves and deposit fund liabilities                               $ 1,208,523          100.0%
                                                                               =================================

At December 31, 1998:
  Subject of discretionary withdrawal (with adjustment):
    With market value  adjustment                                                 $ 221,118           20.0%
    At book value less surrender charge of 5% or more                                71,502            6.5%
    At market value                                                                 523,230           47.4%
                                                                               ---------------------------------
  Total with adjustment or at market value                                          815,850           73.9%
  Subject to discretionary withdrawal (without adjustment)
   at book value less surrender charge of 5% or more                                228,629           20.7%
  Not subject to discretionary withdrawal                                            60,076            5.4%
                                                                               ---------------------------------
  Total annuity reserves and deposit fund liabilities
   (before reinsurance)                                                           1,104,555          100.0%
                                                                                                ================
  Less reinsurance ceded                                                                  -
                                                                               -----------------
Net annuity reserves and deposit fund liabilities                               $ 1,104,555
                                                                               =================

                  National Integrity Life Insurance Company

8. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include non-indexed products and options (i.e., guaranteed rate options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative.
Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1999 is as follows:

                                                                    *NONINDEXED        NONGUARANTEED
                                                                   GUARANTEED MORE       SEPARATE
                                                                      THAN 4%            ACCOUNTS            TOTAL
                                                                 --------------------------------------------------------
                                                                                      (IN THOUSANDS)

Premiums, deposits and other considerations                         $      10,627     $      60,894      $      71,521
                                                                 ========================================================
Reserves for separate accounts with assets at
  fair value                                                        $     209,485     $     617,562      $     827,047
                                                                 ========================================================
Reserves for separate accounts by withdrawal characteristics:
     Subject to discretionary withdrawal (with adjustment):
         With market value adjustment                               $     209,485     $           -      $     209,485
         At book value without market value
           adjustment and with current surrender
           charge of 5% or more                                                 -                 -                  -
         At market value                                                        -           617,562            617,562
                                                                 --------------------------------------------------------
     Total with adjustment or at market value                             209,485           617,562            827,047
     Not subject to discretionary withdrawal                                    -                 -                  -
                                                                 --------------------------------------------------------
Total separate accounts reserves                                    $     209,485     $     617,562      $     827,047
                                                                 ========================================================

* Separate accounts with guarantees.

                  National Integrity Life Insurance Company

8. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1999 and 1998 is presented below:

                                                                                  1999              1998
                                                                            ------------------------------------
                                                                                      (IN THOUSANDS)
Transfers as reported in the Summary of Operations of the Separate Accounts
   Statement:
     Transfers to separate accounts                                               $ 71,521      $     119,350
     Transfers from separate accounts                                              (71,472)           (56,316)
                                                                            ------------------------------------
Net transfers to separate accounts                                                      49             63,034
Reconciling adjustments:
   Other revenues                                                                      164                137
                                                                            ------------------------------------
Transfers as reported in the Summary of Operations of the Life,
   Accident and Health Annual Statement                                             $  213      $      63,171
                                                                            ====================================


9. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosures of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                  National Integrity Life Insurance Company

9. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

                                             DECEMBER 31, 1999              DECEMBER 31, 1998
                                    -----------------------------------  --------------------------
                                          CARRYING            FAIR         CARRYING       FAIR
                                           AMOUNT             VALUE         AMOUNT        VALUE
                                    -----------------------------------  --------------------------
                                                                 (IN THOUSANDS)
Assets:
   Bonds                                  $345,374          $290,545       $360,012     $348,766
   Preferred stocks                          9,740             7,680          9,740        7,981
   Mortgage loans                            2,350             2,350          2,835        2,835
   Cash and short-term investments         110,583           110,583         78,883       78,883

Liabilities:
   Life and annuity reserves for
     investment-type contracts            $382,394          $378,233       $360,606     $359,972
   Separate accounts annuity
     reserves                              826,862           826,164        744,349      733,365

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS AND CASH AND SHORT-TERM INVESTMENTS

The carrying amount of mortgage loans and cash and short-term investments approximates their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of deposit fund liabilities and the remaining annuity reserves are based on the cash surrender value of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

                  National Integrity Life Insurance Company

10. RELATED PARTY TRANSACTIONS

Effective January 1, 1994, the Company entered into an Administrative Services Agreement and an Investment Advisory Agreement with ARM. Under these agreements, ARM performs certain administrative investment advisory and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1999 and 1998, the Company was charged $7.6 million and $8.6 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

11. OTHER ITEMS

On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. Following the July 29, 1999 announcement, the ratings of ARM and its insurance subsidiaries were significantly lowered several times by four major rating agencies, materially and adversely affecting the Company's ability to market retail products and adversely affecting the persistency of its existing business.

In order to preserve and maximize value for policyholders as well as for ARM's creditors and/or stockholders, ARM requested supervision with respect to it's insurance subsidiary Integrity from the Ohio Department of Insurance, its domiciliary regulator. On August 20, 1999, the Ohio Department of Insurance issued a Supervision Order. Under the terms of the Supervision Order, Integrity continued payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but could not make other payments without approval from the Ohio Department of Insurance. The Supervision Order also suspended the processing of surrenders of policies except in cases of approved hardship. On August 31, 1999, the Supervision Order was amended to allow Integrity Life Insurance Company to resume processing surrender requests from its variable life and annuity policyholders.

On December 17, 1999, ARM entered into a Purchase Agreement (the "Purchase Agreement") with The Western and Southern Life Insurance Company ("W&S") whereby W&S agreed to acquire ARM's insurance subsidiaries, Integrity and National Integrity Insurance Company, the ("Insurance Subsidiaries").

                  National Integrity Life Insurance Company

11. OTHER ITEMS (CONTINUED)

On March 3, 2000, ARM closed the transaction contemplated by the Purchase Agreement (the "Closing"). Under the terms of the Purchase Agreement, the purchase price of $119.3 million is subject to a number of downward price adjustments (see below) and was placed in an escrow account. The Company does not expect any remaining proceeds in the escrow (after any such downward adjustments) to be distributed from the escrow prior to the 12 month anniversary of the Closing.

The $119.3 million purchase price may be decreased to the extent that the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' final February 29, 2000 balance sheet (less certain enumerated items) is more than $1 million less than the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth in the Insurance Subsidiaries September 30, 1999 statutory financial statements plus $2.2 million. The purchase price may be increased to the extent that the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' final February 29, 2000 balance sheet (less certain enumerated items) is more than $1 million greater than the sum of the Insurance Subsidiaries' statutory surplus and asset valuation reserves set forth on the Insurance Subsidiaries' September 30, 1999 statutory financial statements plus $2.2 million.

Subject to certain specified limitations, the purchase price may also be decreased to the extent of any losses by W&S arising out of any inaccuracy in or breach of any of ARM's representations, warranties or covenants.

The purchase price may be further decreased to the extent of any "losses" from the sales or deemed sales of certain securities owned by the Insurance Subsidiaries (the "Securities"). The Securities, which the parties have agreed are to be sold, are set forth on a confidential list. "Losses" are calculated as the aggregate amount by which the "carrying value" of the Securities exceeds the aggregate net sale proceeds from the sales or deemed sales of the Securities. The aggregate "carrying value" of the Securities as of February 29, 2000 was $453.5 million. Losses of $4.7 million have been recognized on securities sold subsequent to entering into the sale transaction.

                              Financial Statements

                              Separate Account VUL
                                       of
                    National Integrity Life Insurance Company

                                DECEMBER 31, 1999
                       WITH REPORT OF INDEPENDENT AUDITORS

                              Separate Account VUL
                                       of
                    National Integrity Life Insurance Company

                              Financial Statements


                                December 31, 1999




                                    CONTENTS

Report of Independent Auditors..............................................1

Audited Financial Statements

Statement of Assets and Liabilities.........................................2
Statement of Operations.....................................................3
Statements of Changes in Net Assets.........................................4
Notes to Financial Statements...............................................6

                         Report of Independent Auditors

Policyholders
Separate Account VUL of National Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account VUL of National Integrity Life Company (comprising, respectively, the Hudson River Trust Common Stock, Hudson River Trust Balanced, Hudson River Trust Aggressive Stock, Hudson River Trust High Yield, Hudson River Trust Global, EQAT Common Stock, EQAT Balanced, EQAT Aggressive Stock, EQAT High Yield and EQAT Global Divisions) as of December 31, 1999, and the related statement of operations for the year then ended and statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in The EQ Advisors Trust (the "Trust") as of December 31, 1999, by correspondence with the transfer agent of the Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account VUL of National Integrity Life Insurance Company at December 31, 1999, the results of their operations, and changes in their net assets for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.





Louisville, Kentucky                                      /s/ Ernst & Young LLP
April 12, 2000

        Separate Account VUL of National Integrity Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1999



                                                                    HUDSON                          HUDSON           HUDSON
                                                                  RIVER TRUST     HUDSON         RIVER TRUST          RIVER
                                                                   COMMON      RIVER TRUST       AGGRESSIVE           TRUST
                                                                    STOCK        BALANCED           STOCK           HIGH YIELD
                                                                  DIVISION(1)   DIVISION(1)       DIVISION(1)       DIVISION(1)
                                                      ---------------------------------------------------------------------
Assets
Investments in EQ Advisors Trust
    at value (aggregate cost of $171,080)                            $ -              $ -              $ -             $ -

Receivable from (payable to) the general account
    of National Integrity                                              -                -                -               -
                                                      ---------------------------------------------------------------------

Net assets                                                           $ -              $ -              $ -             $ -
                                                      ---------------------------------------------------------------------
                                                      ---------------------------------------------------------------------
Unit value                                                           $ -              $ -              $ -             $ -
                                                      ---------------------------------------------------------------------
                                                      ---------------------------------------------------------------------
Units outstanding                                                      -                -                -               -
                                                      ---------------------------------------------------------------------
                                                      ---------------------------------------------------------------------

                                                             HUDSON
                                                             RIVER           EQAT                                EQAT
                                                             TRUST          COMMON             EQAT            AGGRESSIVE
                                                             GLOBAL          STOCK            BALANCED           STOCK
                                                             DIVISION(1)    DIVISION          DIVISION          DIVISION
                                                       ---------------------------------------------------------------------
Assets
Investments in EQ Advisors Trust
    at value (aggregate cost of $171,080)                     $ -           $ 70,656         $ 11,341         $ 70,716

Receivable from (payable to) the general account
    of National Integrity                                       -               (240)              48               77
                                                          -----------------------------------------------------------------

Net assets                                                    $ -           $ 70,416         $ 11,389         $ 70,793
                                                          -----------------------------------------------------------------
                                                          -----------------------------------------------------------------
Unit value                                                    $ -           $ 525.49         $ 299.71         $ 439.71
                                                          -----------------------------------------------------------------
                                                          -----------------------------------------------------------------
Units outstanding                                               -                134               38              161
                                                          -----------------------------------------------------------------
                                                          -----------------------------------------------------------------



                                                            EQAT
                                                            HIGH          EQAT
                                                            YIELD        GLOBAL
                                                          DIVISION      DIVISION              TOTAL
                                                       --------------------------------------------------
Assets
Investments in EQ Advisors Trust
    at value (aggregate cost of $171,080)                    $ 923            $ 35,385         $ 189,021

Receivable from (payable to) the general account
    of National Integrity                                      101                  28                14
                                                       --------------------------------------------------

Net assets                                                   $ 1,024          $ 35,413         $ 189,035
                                                       --------------------------------------------------
                                                       --------------------------------------------------
Unit value                                                   $ 255.88         $ 416.62
                                                       --------------------------------------------------
                                                       --------------------------------------------------
Units outstanding                                                   4               85
                                                       --------------------------------------------------
                                                       --------------------------------------------------

(1) Effective October 18, 1999, the net assets of the division were transferred to a new division through a substitution.


SEE ACCOMPANYING NOTES.

        Separate Account VUL of National Integrity Life Insurance Company

                             Statement of Operations

                          Year Ended December 31, 1999


                                                                    HUDSON                          HUDSON           HUDSON
                                                                  RIVER TRUST     HUDSON         RIVER TRUST          RIVER
                                                                   COMMON      RIVER TRUST       AGGRESSIVE           TRUST
                                                                    STOCK        BALANCED           STOCK           HIGH YIELD
                                                                  DIVISION(1)   DIVISION(1)       DIVISION(1)       DIVISION(1)

                                                         ------------------------------------------------------------------
Investment income
    Reinvested dividends from
      EQ Advisors Trust                                            $     -        $      -         $      -           $  -

Expenses
    Mortality and expense risk and
      administrative charges                                           229              39              247              7
                                                         ------------------------------------------------------------------
Net investment income (loss)                                          (229)            (39)            (247)            (7)

Realized and unrealized gain (loss)
    on investments
    Net realized gain (loss) on sales of investments                 5,079          (9,049)           7,708           (132)
    Net unrealized appreciation (depreciation)
      of investments:
         Beginning of period                                         1,821             253           (9,087)          (152)
         End of period                                                   -               -                -              -
                                                         ------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                                (1,821)           (253)           9,087            152
                                                         ------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments                                                   3,258          (9,302)          16,795             20
                                                         ------------------------------------------------------------------

Net increase (decrease) in net assets
    resulting from operations                                      $ 3,029        $ (9,341)        $ 16,548           $ 13
                                                         -------------------------------------------------------------------
                                                         -------------------------------------------------------------------


                                                             HUDSON
                                                             RIVER           EQAT                                EQAT
                                                             TRUST          COMMON             EQAT            AGGRESSIVE
                                                             GLOBAL          STOCK            BALANCED           STOCK
                                                             DIVISION(1)    DIVISION(2)       DIVISION(2)       DIVISION(2)
                                                         -------------------------------------------------------------------
Investment income
    Reinvested dividends from
      EQ Advisors Trust                                 $      -         $  9,701            $ 1,219          $  4,109

Expenses
    Mortality and expense risk and
      administrative charges                                 120               70                 11                67
                                                      -----------------------------------------------------------------
Net investment income (loss)                                (120)           9,631              1,208             4,042

Realized and unrealized gain (loss)
    on investments
    Net realized gain (loss) on sales of investments      (1,378)              25                 39                 -
    Net unrealized appreciation (depreciation)
      of investments:
         Beginning of period                                  73                -                  -                 -
         End of period                                         -            2,121                208            10,130
                                                      -----------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                         (73)           2,121                208            10,130
                                                      -----------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments                                        (1,451)           2,146                247            10,130
                                                      -----------------------------------------------------------------

Net increase (decrease) in net assets
    resulting from operations                           $ (1,571)        $ 11,777            $ 1,455          $ 14,172
                                                      -----------------------------------------------------------------
                                                      -----------------------------------------------------------------


                                                            EQAT
                                                            HIGH          EQAT
                                                            YIELD        GLOBAL
                                                          DIVISION(2)   DIVISION(2)      TOTAL
                                                         ---------------------------------------
Investment income
    Reinvested dividends from
      EQ Advisors Trust                                   $ 107        $ 1,595         $ 16,731

Expenses
    Mortality and expense risk and
      administrative charges                                  1             34              825
                                                        ----------------------------------------
Net investment income (loss)                                106          1,561           15,906

Realized and unrealized gain (loss)
    on investments
    Net realized gain (loss) on sales of investments         (2)            30            2,320
    Net unrealized appreciation (depreciation)
      of investments:
         Beginning of period                                  -              -           (7,092)
         End of period                                      (94)         5,576           17,941
                                                        ----------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                        (94)         5,576           25,033
                                                        ----------------------------------------
Net realized and unrealized gain (loss)
    on investments                                          (96)         5,606           27,353
                                                        ----------------------------------------

Net increase (decrease) in net assets
    resulting from operations                              $ 10        $ 7,167         $ 43,259
                                                        ----------------------------------------
                                                        ----------------------------------------


(1)  For the period January 1, 1999 to October 17, 1999 (date of substitution)
(2) For the period October 18, 1999 (commencement of operations) to December 31, 1999

SEE ACCOMPANYING NOTES.

        Separate Account VUL of National Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1999



                                                                    HUDSON                           HUDSON          HUDSON
                                                                  RIVER TRUST       HUDSON         RIVER TRUST        RIVER
                                                                   COMMON        RIVER TRUST       AGGRESSIVE         TRUST
                                                                    STOCK          BALANCED           STOCK         HIGH YIELD
                                                                  DIVISION(1)     DIVISION(1)       DIVISION(1)     DIVISION(1)
                                                           ----------------------------------------------------------------

Increase (decrease) in net assets from
   operations
     Net investment income (loss)                                 $   (229)        $    (39)       $    (247)     $     (7)
     Net realized gain (loss) on sales of investments                5,079           (9,049)           7,708          (132)
     Change in net unrealized appreciation/
       depreciation during the period                               (1,821)            (253)           9,087           152
                                                           ----------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                         3,029           (9,341)          16,548            13

Increase (decrease) in net assets from policy
   related transactions
     Contributions from policyholders                                2,865            2,002            4,867             -
     Policy terminations and benefits                              (12,479)          (1,869)        (146,170)       (1,084)
                                                           ----------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                                      (9,614)             133         (141,303)       (1,084)
                                                           ----------------------------------------------------------------
Increase (decrease) in net assets                                   (6,585)          (9,208)        (124,755)       (1,071)

Net assets, beginning of year                                        6,585            9,208          124,755         1,071
                                                           ----------------------------------------------------------------
Net assets, end of year                                           $ -              $ -             $ -            $ -
                                                           ----------------------------------------------------------------
                                                           ----------------------------------------------------------------
Unit transactions
   Contributions                                                         6                6               12             4
   Terminations, benefits and transfers                                (22)             (42)            (347)           (8)
                                                           ----------------------------------------------------------------
Net increase (decrease) in units                                       (16)             (36)            (335)           (4)
                                                           ----------------------------------------------------------------
                                                           ----------------------------------------------------------------


                                                             HUDSON
                                                              RIVER           EQAT                            EQAT
                                                              TRUST          COMMON           EQAT         AGGRESSIVE
                                                             GLOBAL          STOCK          BALANCED         STOCK
                                                             DIVISION(1)    DIVISION(2)     DIVISION(2)     DIVISION(2)
                                                           ---------------------------------------------------------
Increase (decrease) in net assets from
   operations
     Net investment income (loss)                            $ (120)       $ 9,631          $ 1,208          $ 4,042
     Net realized gain (loss) on sales of investments        (1,378)            25               39                -
     Change in net unrealized appreciation/
       depreciation during the period                           (73)         2,121              208           10,130
                                                           ----------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                 (1,571)        11,777            1,455           14,172

Increase (decrease) in net assets from policy
   related transactions
     Contributions from policyholders                         1,220          2,400                -            2,400
     Policy terminations and benefits                          (352)        56,239            9,934           54,221
                                                           ----------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                                  868         58,639            9,934           56,621
                                                           ----------------------------------------------------------
Increase (decrease) in net assets                              (703)        70,416           11,389           70,793

Net assets, beginning of year                                   703              -                -                -
                                                           ----------------------------------------------------------

Net assets, end of year                                      $  -         $ 70,416         $ 11,389         $ 70,793
                                                           ---------------------------------------------------------
                                                           ---------------------------------------------------------
Unit transactions
   Contributions                                                  4              5                -                6
   Terminations, benefits and transfers                          (6)           129               38              155
                                                           ----------------------------------------------------------
Net increase (decrease) in units                                 (2)           134               38              161
                                                           ---------------------------------------------------------
                                                           ---------------------------------------------------------


                                                                    EQAT
                                                                    HIGH          EQAT
                                                                    YIELD        GLOBAL
                                                                  DIVISION(2)   DIVISION(2)      TOTAL
                                                           -----------------------------------------------
Increase (decrease) in net assets from
   operations
     Net investment income (loss)                                  $ 106        $ 1,561          $ 15,906
     Net realized gain (loss) on sales of investments                 (2)            30             2,320
     Change in net unrealized appreciation/
       depreciation during the period                                (94)         5,576            25,033
                                                           -----------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                          10          7,167            43,259

Increase (decrease) in net assets from policy
   related transactions
     Contributions from policyholders                                  -          1,200            16,954
     Policy terminations and benefits                              1,014         27,046           (13,500)
                                                           -----------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                                     1,014         28,246             3,454
                                                           -----------------------------------------------
Increase (decrease) in net assets                                  1,024         35,413            46,713

Net assets, beginning of year                                          -              -           142,322
                                                           -----------------------------------------------

Net assets, end of year                                          $ 1,024       $ 35,413         $ 189,035
                                                           -----------------------------------------------
                                                           -----------------------------------------------
Unit transactions
   Contributions                                                       -              3
   Terminations, benefits and transfers                                4             82
                                                           -----------------------------
Net increase (decrease) in units                                       4             85
                                                           -----------------------------
                                                           -----------------------------


(1)  For the period January 1, 1999 to October 17, 1999 (date of substitution)
(2)  For the period October 18, 1999 (commencement of operations) to
     December 31, 1999

SEE ACCOMPANYING NOTES.

        Separate Account VUL of National Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998



                                                                                    HUDSON                        HUDSON
                                                                                 RIVER TRUST      HUDSON        RIVER TRUST
                                                                                    COMMON      RIVER TRUST     AGGRESSIVE
                                                                                    STOCK        BALANCED         STOCK
                                                                                  DIVISION       DIVISION        DIVISION
                                                                           -----------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income                                                       $   806       $   938         $   5,927
    Net realized gain on sales of investments                                       252            50               464
    Change in net unrealized appreciation/depreciation
      during the period                                                             445           191            (7,285)
                                                                           ---------------------------------------------
Net increase (decrease) in net assets resulting from operations                   1,503         1,179              (894)

Increase (decrease) in net assets from policy
    related transactions
      Contributions from policyholders                                                -         2,002             9,652
      Policy terminations and benefits                                             (535)         (752)           (1,679)
                                                                           ---------------------------------------------
Net increase (decrease) in net assets from
    policy related transactions                                                    (535)        1,250             7,973
                                                                           ---------------------------------------------
Increase (decrease) in net assets                                                   968         2,429             7,079

Net assets, beginning of period                                                   5,617         6,779           117,676
                                                                           ---------------------------------------------

Net assets, end of period                                                       $ 6,585       $ 9,208         $ 124,755
                                                                           ---------------------------------------------
                                                                           ---------------------------------------------
Unit transactions
    Contributions                                                                     -         8.150            25.460
    Terminations and benefits                                                    (1.515)       (3.270)           (5.443)
                                                                           -----------------------------------------------

Net increase (decrease) in units                                                 (1.515)        4.880            20.017
                                                                           ---------------------------------------------
                                                                           ---------------------------------------------


                                                                                HUDSON       HUDSON
                                                                                 RIVER        RIVER
                                                                                 TRUST        TRUST
                                                                               HIGH YIELD     GLOBAL
                                                                               DIVISION      DIVISION       TOTAL
                                                                           ----------------------------------------
Increase (decrease) in net assets from operations
    Net investment income                                                       $   136        $  49     $   7,856
    Net realized gain on sales of investments                                         9            1           776
    Change in net unrealized appreciation/depreciation
      during the period                                                            (210)          17        (6,842)
                                                                           ----------------------------------------
Net increase (decrease) in net assets resulting from operations                     (65)          67         1,790

Increase (decrease) in net assets from policy
    related transactions
      Contributions from policyholders                                                -            -        11,654
      Policy terminations and benefits                                             (130)          49        (3,047)
                                                                           ----------------------------------------
Net increase (decrease) in net assets from
    policy related transactions                                                    (130)          49         8,607
                                                                           ----------------------------------------
Increase (decrease) in net assets                                                  (195)         116        10,397

Net assets, beginning of period                                                   1,266          587       131,925
                                                                           ----------------------------------------

Net assets, end of period                                                       $ 1,071        $ 703     $ 142,322
                                                                           ----------------------------------------
                                                                           ----------------------------------------
Unit transactions
    Contributions                                                                     -            -
    Terminations and benefits                                                    (0.460)      (0.027)
                                                                           --------------------------

Net increase (decrease) in units                                                 (0.460)      (0.027)
                                                                           --------------------------
                                                                           --------------------------


SEE ACCOMPANYING NOTES.

                              Separate Account VUL
                                       of
                    National Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1999


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

National Integrity Life Insurance Company ("National Integrity") established Separate Account VUL (the "Separate Account") on February 26, 1986 under the insurance laws of the state of New York for the purpose of issuing variable life insurance policies ("policies"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. Variable life insurance policies have not been offered by National Integrity since 1990, but policies are still outstanding. Net premiums may be received under existing policies. The operations of the Separate Account are part of National Integrity.

National Integrity is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") which, prior to March 3, 2000, was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). Effective March 3, 2000, Integrity and National Integrity were acquired by the Western and Southern Life Insurance Company ("W&S.") (See Note 4 of Notes to Financial Statements.)

Policyholders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or to a guaranteed interest division provided by National Integrity, or both. The Separate Account divisions invest in shares of the corresponding portfolios of EQ Advisors Trust ("EQAT" or the "Trust"), a mutual fund managed by EQ Financial Consultants, Inc.

On July 1, 1999, National Integrity filed an application with the SEC to approve the substitution of newly created portfolios of EQAT for each of the Hudson River Trust portfolios (the "Substitution"). The Substitution involved the transfer of assets to EQAT Portfolios (the "New Divisions") that have substantially identical investment objectives, strategies, and policies to those of the Hudson River Trust Portfolios. The Substitution was approved by the SEC on September 22, 1999, and was effective on October 18, 1999. The divisions of the Separate Account affected by the Substitution and the New Divisions that received the respective assets of each of the Hudson River Trust Portfolios are as follows:

                              Separate Account VUL
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)






1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ORIGINAL DIVISION                                    NEW DIVISION

Hudson River Common Stock                            EQAT Common Stock

Hudson River Balanced                                EQAT Balanced

Hudson River Aggressive Stock                        EQAT Aggressive Stock

Hudson River High Yield                              EQAT High Yield

Hudson River Global                                  EQAT Global

Units of each division of the Separate Account affected by the Substitution were redeemed in-kind and the redemption proceeds were used to purchase units of the New Division. The costs of the Substitution were borne by National Integrity, and no fees, transfer charges or sales charges to effect the Substitution were imposed on the Separate Account or the policyholders. Prior to and immediately following the Substitution, the account values of policyholders were the same. In addition, the Substitution did not alter the tax or insurance benefits to policyholders or the contractual obligation of National Integrity.

The policyholder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has six investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Trust.

     COMMON STOCK PORTFOLIO seeks to obtain long term growth of capital and increasing income. It invests primarily in common and preferred stocks and other equity type instruments.

                              Separate Account VUL
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   BALANCED PORTFOLIO seeks a high return through a combination of current income and capital appreciation. It invests primarily in common stocks, publicly-traded debt securities and high quality money market instruments.

   AGGRESSIVE STOCK PORTFOLIO seeks to obtain long-term growth of capital. It invests primarily in common stocks and other equity-type securities issued by medium and smaller sized companies with strong growth potential.

   HIGH YIELD PORTFOLIO seeks a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation. It invests primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities.

     GLOBAL PORTFOLIO seeks long-term growth of capital as a fundamental objective. It invests primarily in equity securities of non-United States as well as United States companies.

The assets of the Separate Account are owned by National Integrity. The portion of the Separate Account's assets supporting the policies may not be used to satisfy liabilities arising out of any other business of National Integrity.

                             Separate Account VUL
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS

Investments in shares of the Trust are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Trust portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

Share transactions are recorded on the trade date. Realized gains and losses on sales of Trust shares are determined based on the identified cost basis.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of National Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, National Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate

                             Separate Account VUL
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, National Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, National Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1999 and the cost of shares held at December 31, 1999 for each division were as follows:

                    DIVISION              PURCHASES              SALES                 COST
--------------------------------------------------------------------------------------------------

Hudson River Trust Common Stock              $  61,746             $  71,591            $     -
Hudson River Trust Balanced                      1,638                 1,544                    -
Hudson River Trust Aggressive Stock              5,047               146,739                    -
Hudson River Trust High Yield                        1                 1,092                    -
Hudson River Trust Global                       25,426                24,678                    -
EQAT Common Stock                               68,752                   242               68,535
EQAT Balanced                                   11,278                   184               11,133
EQAT Aggressive Stock                           60,869                   283               60,586
EQAT High Yield                                  1,036                    17                1,017
EQAT Global                                     29,851                    72               29,809
                                                                                 -----------------
                                                                                        $ 171,080
                                                                                 =================

                             Separate Account VUL
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


3. EXPENSES

National Integrity assumes mortality and expense risks related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 0.60% of policyholders' net assets to cover these risks.

National Integrity makes deductions for administrative expenses and state premium taxes from premiums before amounts are allocated to the Separate Account.

4. EVENTS RELATING TO NATIONAL INTEGRITY, INTEGRITY AND ARM

On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. Following the July 29, 1999 announcement, the ratings of ARM and its insurance subsidiaries, including National Integrity, were significantly lowered several times by four major rating agencies, materially and adversely affecting National Integrity's ability to market retail products and adversely affecting the persistency of its existing business during the remainder of 1999.

On December 17, 1999 ARM entered into a Purchase Agreement (the "Purchase Agreement") with W&S whereby W&S agreed to acquire Integrity and National Integrity. On March 3, 2000, W&S and ARM closed the transaction contemplated by the Purchase Agreement. The Company has been assigned a AAA (Extremely Strong) rating for financial strength by Standard & Poor's, AAA (Highest) for claims paying ability from Duff & Phelps' and A (Excellent) for financial strength from A.M. Best. It is expected that Moody's will assign similar ratings to National Integrity.

W&S is part of the Western-Southern Enterprise, a financial services group which also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group exceed $20 billion. Western and Southern is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.